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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Mackey J. McDonald, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) for the fiscal year of V.F. Corporation ended December 30, 2000, to be filed with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 6th day of February, 2001.

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                                                                                    V.F. CORPORATION
ATTEST:
                                                                                      By: /s/ Mackey J. McDonald
                                                                                      ------------------------------------
/s/ Candace S. Cummings                                                               Mackey J. McDonald
-------------------------------------
Candace S. Cummings                                                                   Chairman of the Board, President
Secretary                                                                             and Chief Executive Officer

Principal Executive Officer:                                                          Principal Financial Officer:

/s/ Mackey J. McDonald                                                                /s/ Robert K. Shearer
-------------------------------------                                                 -----------------------------------
Mackey J. McDonald                                                                    Robert K. Shearer
Chairman of the Board, President                                                      Vice President-Finance and
and Chief Executive Officer                                                           Chief Financial Officer


                                                                                      /s/ Robert D. Buzzell
-------------------------------------                                                 -----------------------------------
Erskine B. Bowles, Director                                                           Robert D. Buzzell, Director

                                                                                      /s/ Juan Ernesto de Bedout
-------------------------------------                                                 -----------------------------------
Edward E. Crutchfield, Director                                                       Juan Ernesto de Bedout, Director

/s/ Ursula F. Fairbairn                                                               /s/ Barbara S. Feigin
-------------------------------------                                                 -----------------------------------
Ursula F. Fairbairn, Director                                                         Barbara S. Feigin, Director

/s/ George Fellows                                                                    /s/ Daniel R. Hesse
-------------------------------------                                                 -----------------------------------
George Fellows, Director                                                              Daniel R. Hesse, Director

/s/ Robert J. Hurst                                                                   /s/ W. Alan McCollough
-------------------------------------                                                 -----------------------------------
Robert J. Hurst, Director                                                             W. Alan McCollough, Director

/s/ Mackey J. McDonald                                                                /s/ M. Rust Sharp
-------------------------------------                                                 -----------------------------------
Mackey J. McDonald, Director                                                          M. Rust Sharp, Director
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